Exhibit 10.52

Confidential Treatment Requested.

Certain material (indicated by asterisks) has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SEVENTH AMENDMENT TO CREDIT CARD PROGRAM AGREEMENT

This Seventh Amendment to Credit Card Program Agreement (the “Seventh Amendment”) is entered into this 21st day of April 2008 by and among The Neiman Marcus Group, Inc. and Bergdorf Goodman, Inc. on the one hand, and HSBC Private Label Corporation (formerly, Household Corporation) and HSBC Bank Nevada, N.A. on the other hand, to that certain Credit Card Program Agreement, dated June 8, 2005 (as amended, the “Agreement”), among the foregoing parties. All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

1.                                       The following new defined terms shall be added in Section 1.1 of the Agreement in the appropriate alphabetical order:

“Active Account” means an Account with debit or credit activity within the last [***] days.

“Average Number of Active Accounts” means, with respect to any period, the sum of the number of Active Accounts on the last day of each calendar month during such period divided by the number of calendar months in such period.

“Average Gross Receivables” means, (i) with respect to the RAM Measurement Period, the average of the Gross Receivables on the last day of each calendar month during the period from [***] and (ii) with respect to any Reference Period, the average of the Gross Receivables on the last day of each calendar month during the period from [***] through the end of such Reference Period.

“High/Low Collar Review Period” means the period of 120 days following the effective date of the February 2008 Change of Terms (as that term is defined in the Letter Agreement between the parties executed on February 22, 2008), and an additional [***] days in which the Parties shall attempt to mutually agree upon a new High Collar and Low Collar.

“Inactive Account” means any Account that is not an Active Account.

“Net Credit Sales”, for purposes of this Seventh Amendment, means, for any period, an amount equal to (A) gross credit sales on Accounts (including gift card sales, sales tax, delivery charges, Licensee sales and any other amount included in the full amount charged by Cardholders) reflected in the NMG Charge Transaction Data during such period, minus (B) the sum of credits for returned goods and cancelled services and other credits (such as concessions, discounts and adjustments) on Accounts reflected in the NMG Charge Transaction Data during such period.

1

“Net Write-Off Ratio” means, with respect to any period, (i) Net Write-Offs (as defined below) during such period divided by (ii) Net Credit Sales during such period.

“Next Gen” means an individual consumer’s (including Cardholders) credit score based upon that consumer’s overall credit performance and history as provided by the three major credit bureaus (Equifax-Pinnacle, Experian-Experian/Fair Isaac Advanced Risk Score and TransUnion-Precision).

“RAM Measurement Period” means the period from (and including) [***] through [***].

“Reference Period” means with respect to any interim annual payment required pursuant to Section 9.1 (a)(vii) or (viiI), the period from (and including) [***] preceding the due date for the Year-End Settlement Sheet on which such payment will be reflected.

“Risk Adjusted Margin” means, with respect to the RAM Measurement Period (or in the case of any interim payment pursuant to Section 9.1 (a) (vii), the relevant Reference Period), the percentage equivalent of a fraction equal to (A) (i) Gross Financing Income for such period, minus (ii) Net Write-Offs for such period, minus(iii) Funding Costs for such period, plus (iv) the total of all amounts paid by NMG pursuant to Section 9.1(a)(viii) at any time during such period divided by (B) the Average Gross Receivables for such period.”

“Rolling 12 Net Write-Off Ratio” means, with respect to any calendar month, the Net Write-Off Ratio for the period of 12 consecutive calendar months ending on and including the month immediately preceding such calendar month.

“Shared Write-Off Amount” means, with respect to the RAM Measurement Period (or in the case of any interim payment pursuant to Section 9.1 (a)(viii), the relevant Reference Period), the amount by which Net Write-Offs for such period exceed [***] of Net Credit Sales up to and including [***] of Net Credit Sales for such period (it being understood for the avoidance of doubt that if the Net Write-Off Ratio for such period is less than or equal to [***], then the Shared Write-Off Amount shall be zero, and that the Shared Write-Off Amount cannot exceed an amount equal to [***] of Net Credit Sales).

“Variable Break-Even Margin” means (i) Gross Financing Income (defined below) plus (ii) the amounts paid by NMG pursuant to Section 9.1 (a) (viii) minus (iii) Funding Costs (defined below) minus (iv) Net Write-Offs (defined below) minus (v) the Total of All Amounts Bank Paid to NMG (defined below) minus (vi) Marketing Expenses (defined below) minus (vii) Fraud Loss (defined below) minus (viii) Standard Variable Operating Expenses (defined below).  As used to determine Variable Break-Even Margin, the following terms shall have the following meanings:

(1) “Gross Financing Income” means, with respect to any period, an amount equal to the sum of assessed or accrued finance charges, late fees, NSF fees and any other interest or fees payable under the Program and any amounts paid by NMG to Bank pursuant to Section 4.10 or 4.11 during such period less the sum of finance charge waivers, fee waivers, the amount required under GAAP to be amortized by Bank as deferral amortization pursuant to Financial Accounting Standard No. 91 during such period and any amounts paid by Bank to NMG pursuant to Section 4.10 or 4,11 during such period. Fees from Approved Ancillary Products are not included as part of Gross Financing Income.

(ii) “Funding Costs” means for each calendar month during any period, the product of (A) business daily average of one month LIBOR as published by Bloomberg Financial Markets plus [***], times (B) the average of [***] of the Gross Receivables for each day during such calendar month.

(iii) “Net Write-Offs” means, with respect to Accounts that have been written off in a particular period in accordance with the credit and collection policies contained in. the’ Risk Management Policies, (a) the portion of the total Gross Receivables charged-off as uncollectible to the written-off Accounts in accordance with such credit and collection policies (and not as a result of fraud losses) during such period minus (b) any recoveries, including sales tax recoveries, received during such period on previously written-

off Accounts.

(iv) “Total of All Amounts Bank Paid to NMG” means the amounts paid by Bank pursuant to Section .9.1 (a)(i) and Section  and Section 9.1(a)(vii) (A).

(v) “Fraud Loss” means, during any period, actual fraud loss incurred by Bank during such period net of chargebacks to NMG during such period.

(vi) “Marketing Expense” means, during any period, actual marketing expenses incurred by Bank or reimbursements made by Bank to NMG of marketing expenses incurred by NMG during such period, in each case that satisfy the marketing commitments set forth in Schedule 5.2 of the Program Agreement.

(vii) “Standard Variable Operating Expenses” means (A) for the period of [***], [***] multiplied by the Average Number of Active Accounts during such period, (B) for the period of [***], [***] multiplied by the Average Number of Active Accounts during such period, (C) for the period of [***], [***] multiplied by the Average Number of Active Accounts during such period, and (D) for the RAM Measurement Period, the sum of the amounts calculated in accordance with the foregoing clauses (A) - (C).  In the event that any additional Services are assumed by the Bank under Schedule 9.1(a)(i), the parties shall negotiate in good faith to determine an appropriate amendment to the foregoing amounts to appropriately take such additional Services into account.

2.                                       Section 3.2(g) of the Agreement is amended by adding the following clause (v) as an additional “Bank Matter” at the end thereof:

“(v) if at any time during the Term, the Rolling 12 Net Write-Off Ratio is greater than [***] but equal to or less than [***] for [***] consecutive calendar months, for so long as the Rolling 12 Net Write-Off Ratio remains greater than [***] but equal to or less than [***], changes to Risk Management Policies that are designed to reduce the Net Write- Off Ratio, provided that such changes:

(A) will not affect a group of Accounts for which the historic ratio of (1) Net Credit Sales lost to (2) Net Write-Offs reduced in respect of each ten (10) point Next Gen score band (e.g. 600-609) is greater than [***] (as set forth in the report provided by HSBC to NMG).  Such report shall be provided to NMG at least 30 days in advance of making any such changes and shall demonstrate the most recent rolling 3 month authorization after 12 months on book (Example attached as Exhibit B) for each such group of Accounts.  Bank may blend groups of Accounts in adjacent ten (10) point Next Gen score bands together (e.g. 600-609 and 590-599) so long as (x) the ratio of Net Credit Sales lost to Net Write-Offs reduced for the group at Accounts in the highest ten (10) point Next Gen score band (e.g., 600-609 would be higher than 590-599) of the groups to be blended does not exceed [***] and (y) the total blended rate of Net Credit Sales lost to Net Write Offs reduced does not exceed [***] for the combined groups.  Notwithstanding the foregoing, Bank may implement changes to Risk Management Policies in respect of a subgroup of Accounts within an individual ten (10) point Next Gen score band whose Net Write Off ratio is greater than [***], if, by utilizing other risk attributes that historically correlate (consistent with Bank’s past practice) to the likelihood of Net Write Offs, such subgroup of Accounts within such ten (10) point Next Gen score band has a Net Write Off ratio of less than [***], as set forth in the report provided by HSBC to NMG (Example attached as Exhibit C).

(8) (i) will not result in the closure of Accounts that are current or one payment delinquent (currently known as “X days”), unless NMG otherwise agrees;

(ii) will not decrease credit lines on Active Accounts below the current balance or [***], whichever is higher; and

(iii) will not decrease credit lines on Inactive Accounts below [***]; and

(C) will not be made to any Account segment without NMG’s prior approval if Bank has previously implemented a change in any Risk Management Policy in respect of such Account segment within the prior 3 months.”

3.                                       Section 3.2(g) of the Agreement is amended by adding the following clause (vi) as an additional “Bank Matter” at the end thereof:

“(vi) if at any time during the Term, the Rolling 12 Net Write-Off Ratio is greater than [***] for [***] consecutive calendar months, for so long as the Rolling 12 Net Write-Off Ratio remains greater than [***], changes to Risk Management Policies that are designed to reduce the Net Write-Off Ratio, provided that such changes will not affect a group of Accounts for which the historic ratio of (1). Net Credit Sales lost to (2) Net Write-Offs reduced in respect of each ten (10) point Next Gen score band (e.g. 600-609) is greater than [***] (as set forth in the report provided by HSBC to NMG).  Such report shall be provided to NMG at least 30 days in advance of making any such changes and shall demonstrate the most recent rolling 3 month authorization after 12 months on book (Example attached as Exhibit 8) for each such group of Accounts.  Bank may blend groups of Accounts in adjacent ten (10) point Next Gen score bands together (e,g, 600-609 and 590-599) so long as (x) the ratio of Net Credit Sales lost to Net Write-Offs reduced for the group of Accounts in the highest ten (10) point Next Gen score band (e,g., 600-609 would be higher than 590-599) of the groups to be blended does not exceed [***] and (y) the total blended rate of Net Credit Sales lost to Net Write Offs reduced does not exceed [***] for the combined groups. Notwithstanding the foregoing,  Bank may implement changes to Risk Management Policies in respect of a subgroup of Accounts within an individual ten (10) point Next Gen score band whose Net Write Off ratio is greater than [***], if, by utilizing other risk attributes that historically correlate (consistent with Bank’s past practice) to the likelihood of Net Write Offs, such subgroup of Accounts within such ten (10) point Next Gen score band has a Net Write Off ratio of less than [***], as set forth in the report provided by HSBC to NMG (Example attached as Exhibit C).”

4.                                       The following shall be added as a new Section 3.4 of the Agreement:

“Section 3.4.  Consideration of Change of Terms.  The Management Committee will consider implementing an additional change of terms during calendar year 2008, with the goal of creating an additional [***] in annual pre-tax profit improvement for the Program, net of all associated expenses. Notwithstanding anything to the contrary in this Article Ill, and excluding any change in terms that may be necessary pursuant to Applicable Law (which shall continue to be governed by Section 3.2(g)(ii) of this Agreement), unless all members of the Management Committee approve such additional calendar year 2008 change of terms, including the terms of implementation thereof, such change of terms shall be deemed rejected.  For the avoidance of doubt, and subject to the immediately preceding sentence (i) no change of terms proposed during calendar year 2008 shall constitute an Unapproved Matter or a Bank Matter, (ii) no such change of terms proposal shall be subject to the dispute resolution procedures of Section 3.2(e)(ii)(B) and, if rejected by any NMG Designee, each such change of terms proposal shall be deemed rejected by the Management Committee.”

5.                                       The following shall be added as a new Section 4.6(e) of the Agreement:

“Effective March 2008, the Risk Management Policies are amended as set forth in Schedule 4.6(e), attached hereto.  NMG is allowed to accept the credit risk for any Account affected by the actions taken pursuant to these as well as any other future Risk Management Policy changes pursuant to the existing recourse programs between the parties, as set forth in Article XX of this Agreement, and via the process outlined in the attached Exhibit A to Schedule 4.6(e).”

6.                                       Schedule 1.1 (f) shall be amended to reflect a mutually agreed upon new High Collar and Low Collar upon the expiration of the High/Low Collar Review Period. If the Parties are unable to reach a mutual agreement at the expiration of the High/Low Collar Review Period, the existing High Collar and Low Collar meanings set forth in Schedule 1.1 (f) of the Program Agreement, as amended via the Sixth Amendment to the Program Agreement, dated as of July 17, 2007 (“Sixth Amendment”), shall continue to apply. For the avoidance of doubt, the High Collar and Low Collar meanings from the Sixth Amendment shall apply during the High/Low Collar Review Period.

7.                                       Schedule 4.6(c) of the Agreement is amended as follows:

(a) by deleting the “Collections” (Net Write-Off Percentages to Credit Sales) target from such Schedule; and

(b) by adding the following paragraph at the end of paragraph (A) thereof:

“Notwithstanding the foregoing provisions of this Schedule, in the event that the Rolling 12 Net Write-Off Ratio for any two consecutive calendar months is greater than [***], then the Risk Management Targets set forth in this Schedule 4.6(c) shall be suspended.  Once the Rolling 12 Net Write-Off Ratio for a calendar month is below [***], the Risk Management Targets set forth in this Schedule 4.6(c) shall be automatically reinstated (however, if the Roiling 12 Net Write-Off Ratio range is between [***] to [***] for [***] consecutive calendar months, the Parties shall meet to discuss reinstatement of the Risk Management Targets, timing of such and whether to readjust such Risk Management Targets further), and HSBC shall have [***] days to achieve such Risk Management Targets, as they may be adjusted, after such reinstatement.  If the Risk Management Targets have not been met by the end of such [***]-day period, the NMG Companies shall have the right to terminate the Agreement pursuant to Section 15.2(h) thereof.”

8.                                       The attached Schedule 7.1 (e) replaces in its entirety Schedule 7.1 (c) to the Agreement.

9.                                       The following new Section 7.1 (d) shall be added at the end of Section 7.1:

“(d)  On each “Report Date” reflected on Schedule 7.1 (d), Bank will deliver to NMG a calculation of (i) the Risk Adjusted Margin, the Net Write-Off Ratio, Variable Break-Even Margin and each component of each of the foregoing (including, in the case of Gross Financing Income, separately reported amounts in respect of finance charges, late fees and fee waivers), in each case calculated as if the Reference Period were the period indicated as such in such Schedule and (ii) the dollar amount that would be payable by Bank to NMG (or by NMG to Bank) pursuant to each of Section 9.1(a)(vii) (A) and (B) and 9.1(a)(viii) if such payment were due in respect of the reported period.  Such calculations shall be in such form and shall reflect such detail with respect to each of the foregoing items, and each component thereof) as shall be mutually agreed upon by the Parties.  The financial information set .forth in such reports from HSBC is derived from its General Ledger (GL) and/or its supporting financial accounting subsystems.

10.                                 The following shall be added as new Sections 9,1 (a) (vii), (viii) and (ix) of the Agreement:

“(vii)  Bank will pay to NMG the following amounts in respect of the RAM Measurement Period, with interim annual payments in respect of the total amount payable (calculated on an estimated basis based on the relevant Reference Period) being reflected on and paid pursuant to each Year-End Settlement Sheet, and with the final payment in respect of the full RAM Measurement Period being due and payable on [***]:

(A)  [***] of the product of (1) the amount, if any, by which the Risk Adjusted Margin exceeds [***] times (2) the Average Gross receivables Amount; provided, however, that, in calculating any payment in respect of the total amount owing by Bank pursuant to this clause (A), there shall be deducted from such payment the net amount previously paid by Bank pursuant to this clause (A) (after adding all previous interim payments and deducting all previous interim refunds paid by NMG to Bank pursuant to the following sentence of this clause (A)).  In the event that the amount owing by Bank to NMG pursuant to this clause (A) is less than the net amount already paid by Bank to NMG pursuant to this clause (A) (after applying this sentence), NMG shall refund to Bank the excess of the net amount previously paid by Bank over the total amount payable by Bank in respect of the RAM Measurement Period (or the relevant Reference Period, as applicable).  For the avoidance of doubt, in no event shall the total payments by NMG pursuant to this clause (A) exceed the total amounts received by it from Bank pursuant to this clause (A); and

(B)  [***] of the amount, if any, by which the Variable Break-Even Margin exceeds zero; provided, however, that, in calculating any payment in respect of the total amount owing by Bank pursuant to this clause (B), there shall be deducted from such payment the net amount previously paid by Bank pursuant to this clause (B) (after adding all previous interim payments and deducting all previous interim refunds paid by NMG to Bank pursuant to the following sentence of this clause (B)).  In the event that the amount owing by Bank to NMG pursuant to this clause (B) is less than the net amount already paid by Bank to NMG pursuant to this clause (B) (after applying this sentence), NMG shall refund to Bank the excess of the net amount previously paid by Bank over the total amount payable by Bank in respect of the RAM Measurement Period (or the relevant Reference Period, as applicable).  For the avoidance of doubt, in no event shall the total payments by NMG pursuant to this clause (B) exceed the total amounts received by it from Bank pursuant to this clause (B).

(viii)  NMG will pay to Bank [***] of the Shared Write Off Amount, if any, with respect to the RAM Measurement Period, with interim annual payments in respect of the total amount payable (calculated on an estimated basis based on the relevant Reference Period) being reflected on and paid pursuant to each Year-End Settlement Sheet, and with the final payment in respect of the full RAM Measurement Period being due and payable on [***], provided, however, that, in calculating any payment in respect to the total amount owing by NMG pursuant to this clause (viii), there shall be deducted from such payment the net amount previously paid by NMG pursuant to this clause (viii) (after adding all previous interim payments and deducting all previous interim refunds paid by Bank to NMG pursuant to the following sentence of this clause (viii)) in the event that the amount owing by NMG to Bank pursuant to this clause (viii) is less than the net amount already paid by NMG to Bank pursuant to this clause (viii) (after applying this sentence).  Bank shall refund to NMG the excess of the net amount previously paid by Bank over the total amount payable by Bank in respect of the RAM Measurement Period (or the relevant Reference Period, as applicable).  For the avoidance of doubt, in no event shall the total payments by Bank pursuant to this clause (viii) exceed the total amounts received by it from NMG pursuant to this clause (viii).

(ix)  Set forth on Schedule 9.1(a0(ix), are illustrative calculations of the payments described in clauses (vii) and (viii) above.

11.                                 The attached Schedule 9.1(a)(i) shall replace in its entirety Schedule 9.1(a)(i) of the Agreement.

12.                                 Within five (5) business days of the execution of this Seventh Amendment by NMG and Bank, NMG shall dismiss, without prejudice, the proceedings before the District Court in Dallas County, Texas as well as its accompanying temporary restraining order (“Lawsuit”).

13.                                 The parties agree that, if either is contacted by the media and/or customers regarding the Lawsuit, that each may state only that the matter has been satisfactorily resolved.  The parties will mutually agree upon scripting to address any inquiries by the media and/or customers with respect to the February 2008 Change of Terms and any additional change in terms.

14.                                 Except as otherwise modified herein, the terms and conditions of the Agreement remain in full force and effect.

AGREED TO AND EXECUTED on this the 21st day of April, 2008.

HSBC BANK NEVADA, N.A.		HSBC PRIVATE LABEL CORPORATION

By:	/s/ Eliabeth F. McCombe	By:	/s/ Elizabeth F. McCombe
Its:	EVP	Its:	VP

THE NEIMAN MARCUS GROUP, INC.		BERGDORF GOODMAN, INC.

By:	/s/ James E. Skinner	By:	/s/ James E. Skinner
Its:	EVP & CFO	Its:	VP

Schedule 4.6 (e)

Changes to Risk Management Policies to be Implemented by the end of March 2008

—	Reduce the credit line to the balance on accounts with a Next Gen score less than [***] ([***] implementation)

—	Reduce the credit line to the balance on “X day” (i.e., [***] days delinquent) accounts with balances less than [***] and Next Gen scores less than [***] ([***] implementation).

—	Reduce the credit line to the balance on [***] day accounts with balances less than [***] and a Next Gen scores less than [***] ([***] implementation).

—	Reduce the credit line to the balance .on all accounts that are [***] & [***] authorizations ([***] implementation).

—	Close all accounts that are [***] ([***] implementation)

—	Increase POS cut .off to [***] In Store, and [***] Neiman Marcus Direct and Neiman Marcus/Bergdorf Goodman Online ([***] implementation).

—	All accounts that are noted as [***] and/or [***] will be exempted from the foregoing actions (currently known as [***]).

Exhibit A to Schedule 4.6(e)

Recourse Review Process

Beginning as of the Effective Date, Bank and NMG shall comply with the following Recourse Review process prior to any Risk Management Policy changes.

Process Owner	Description	Timing
Bank

Will provide a report of Accounts (inactive and active) that would be affected by impending Risk Management Policy changes. The report will include Account number, block code(s), Account open date, LTD purchases, YTD purchases, current balance, credit line, cycle due, and will be sorted from High Balance to Low Balance.

30 days before implementation of Risk Management Policy changes.

NMG	Will review the Accounts and provide Bank with a list of Accounts that they would like to take on full recourse, per the Fourth Amendment to the Agreement executed April 3, 2007.	15 days before implementation of Risk Management Policy changes.

Bank	Bank will flag the identified Accounts as full recourse using the then current recourse management procedures. These Accounts will be included in the monthly recourse portfolio reporting.	Within 5 days of implementation of Risk Management Policy changes.

Bank

After the initial implementation, Bank will provide reporting, (not less than quarterly) on any new Accounts, not previously identified, that will be impacted by previous changes to Risk Management Policies.

On Going

SCHEDULE 7.1(e)

Yearly Settlement Sheet

The Yearly Settlement Sheet shall set forth:

(a)                                  the aggregate of all Joint Marketing Commitment Amounts spent by the NMG Companies in the last Fiscal Month of such Fiscal Year; and

(b)                                 the number of In-Store Payments received by any of the NMG Companies in the last Fiscal Month of such Fiscal Year;

(c)                                  the Finance Charge Reversal Percentage for such Fiscal Year and the calculation of any amounts due pursuant to Section 4.10(b);

(d)                                 the Late Fee Reversal Percentage for such Fiscal Year and the calculation of any amounts due pursuant to Section 4.10(c);

(e)                                  Average Private Label Receivables, (ii) Average Interest Free Receivables and (iii) the Net Yield for such Fiscal Year calculated on all Billed Cardholder Debt and the calculation of any amounts due pursuant to Section 4.11; and

(f)                                    any other amounts owed to the NMG Companies as explicitly provided herein or as otherwise agreed by the parties in writing with line item specificity, which amounts may be netted.

(g)                                 The net amount payable by one party to the other after giving effect to payments owing pursuant to Sections 9.1(a)(vii) and (viii).

Schedule 7.1(d)

Reporting

The calculation of Risk Adjusted Margin, the Net-Write-Off Ratio, Variable Break-Even Margin and each component of the foregoing will begin on [***] and will be measured quarterly (through the end of the RAM Measurement Period) and the payments contemplated by Sections 9.1(a)(vii) and (viii) shall be settled annually based on the below:

Measurement Period	Report Date	Payment Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Schedule 9.1 (a)(i)

Daily NMG Compensation

Bank shall pay to NMG an amount equal to the aggregate for all Private Label Accounts and Non-Card Payment Plans of the following:

For each such Private Label Account or Non-Card Payment Plan, the product of (A) the sum of (x) the Program Fee Percentage applicable to such Account and (y) the Servicing Fee Percentage and (B) Net Credit Sales under such Account reflected in all NMG Charge Transaction Data required to be paid for by Bank on such Business Day pursuant to Section 8.4.

Determination of Program Fee Percentage

The “Program Fee Percentage” with respect to each Account means [***].

Determination of Servicing Fee Percentage

The “Servicing Fee Percentage” means [***].  The Servicing Fee Percentage applicable to all Accounts shall be decreased on the date that Bank begins providing the following Services to the Program:

Service	Amount	Definition
General Late Stage Collections	[***]	Bank is collecting balances which are at least [***] days past their due date
Universal Agents to Bank Payroll		Bank is employing the Persons responsible for customer service and related activities
Early Stage Collections	[***]	Bank is collecting balances which are less than [***] days past their due date
Customer Service Services	[***]	Bank is staffing the call center and resolving customer and store inquiries
Credit Processing Services	[***]	Bank is processing and decisioning new applications and pending sale transaction

During the Term, while NMG is providing the Services set forth above, a portion of some of the Services may be subject to sales and use tax in Texas.  Refer to Section 19.6 for treatment of sales and use tax on these Services.

Schedule 9.1(a)(ix)

Illustrative Calculations

[***]

Average Gross Receivables	[***]

Net Credit Sales	[***]
Number of Average Active Accounts	[***]

Gross Finance Income	[***]

Less Cost of Funds (actual internal charge)	[***]
Less Net Write-Offs	[***]
[***]
[***]

Increased late fee due to 6th amendment
Adjust	[***]
[***]

Risk Adjusted Margin	[***]

Variable Margin

Gross Finance Income**	[***]
Less Cost of Funds*	[***]
Less Net Write-Offs	[***]
Less All Payments Bank paid to NMG	[***]
Less Fraud Loss	[***]
Less marketing Expense	[***]
Less Standard Variable Expenses	[***]
Variable Margin	[***]

*  Avg 1 month Libor for 2007 + [***] = [***] times [***] of Gross receivables ([***]).

**  Includes income from the Late Fee Change 6th amendment for Nov & Dec.

Example of 2009 Year End Settlement

Assumptions for Calculations
Average Gross Receivables	[***]
Net Credit Sales	[***]
Number of Average Active Accounts	[***]

Gross Finance Income	[***]
1-Month-LIBOR	[***]
Net Write-Offs at [***] of Net Credit Sales	[***]
Recoveries	[***]
Fraud Loss	[***]
Marketing Expense	[***]
Payment to NMG for Processing In-Store Payments	[***]

Schedule 1

Gross Receivables to Write-Off	[***]
Less Recoveries	[***]
Net Write-Offs	[***]

[***] of Credit Sales	[***]

Shared Net Write-Offs	[***]

NMG Payable to Bank [***] of Shared	[***]

Schedule 2 [***] RAM Sharing

Gross Finance Income	[***]
Plus NMG Paid to Bank Shared W/O Amount	[***]
Less Cost of Funds (1)	[***]
Less Net Write-Offs	[***]
Risk-Adjusted Revenue	[***]

Risk-Adjusted Margin	[***]
[***]
[***]
Excess Available for RAM Sharing	[***]

Bank Payable to NMG of [***] RAM Sharing	[***]

Schedule 3 Variable Break-Even

Gross Finance Income	[***]
NMG Payable to Bank [***] of Shared	[***]
Less Cost of Funds(1)	[***]
Less Net Write-Offs	[***]
Less All Payments Bank Paid to NMG (2)	[***]
Less Fraud Loss	[***]
Less Marketing Expense	[***]
Less Standard Variable Expenses (3)	[***]
Variable Margin	[***]

Bank Payable to NMG of [***] Variable Break Even	[***]
(1)
1 Month LIBOR times [***] of Average Gross Receivables	[***]
[***] times [***] of Average Gross Receivables	[***]
Cost of Funds	[***]

(2)
[***] NMG Program Fee	[***]
[***] Servicing Fee	[***]
Payment to NMG for Processing In-Store Payments	[***]
Bank Payable to NMG of [***] RAM Sharing	[***]
[***]
(3)
Number of Average Active Accounts	[***]
[***] cost per average account	[***]

EXHIBIT B

Authorization 12 Month On Book (MOB) Report — Next Gen Score

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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EXHIBIT C

Authorizations 12 Months On Book (MOB) Report-Next Gen Score 600-609 (EXAMPLE ONLY)

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*Sample Attribute

**Sample Band